SUPPLEMENT DATED FEBRUARY 23, 2017
TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2016
FOR
TRANSAMERICA JOURNEY
 An Individual Flexible Premium Variable Life Insurance Policy

Issued through
Transamerica Life Insurance Company Separate Account VUL 3
By
Transamerica Life Insurance Company

This Supplement modifies certain information contained in your Transamerica JourneySM  Statement of Additional Information.   Please read it carefully and retain it for future reference.

The following hereby amends, and to the extent inconsistent replaces, the corresponding information contained in the fourth paragraph under the section entitled "Sale of the Policies" in your Statement of Additional Information ("SAI"):

Policies were not sold under this Separate Account during fiscal year 2013.  During fiscal years 2015 and 2014, the amount paid to TCI in connection with all Policies funded through the Separate Account was $350,664.92 and $45,919.69, respectively.  TCI passes through to selling firms commissions it receives for their sales, and does not retain any portion of any commissions. Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE